Exhibit 99.1

SOLAR ON EVERY COMMERCIAL VEHICLE Emerging Growth Conference Update - July 17, 2025 SONO GROUP N.V. (OTCQB: SEVCF) George O’Leary, Managing Director and CEO

2 DISCLAIMER IMPORTANT NOTICE This presentation (and oral statements regarding the subjects of this presentation) includes forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words "expect", "anticipate", "intend", "plan", "estimate", "aim", "forecast", "project", "target", “will” and similar expressions (or their negative) identify certain of these forward - looking statements. These forward - looking statements are statements regarding the intentions, beliefs, or current expectations of the Company and Sono Motors GmbH (together, the “companies”). Forward - looking statements involve inherent known and unknown risks, uncertainties and contingencies because they relate to events and depend on circumstances that may or may not occur in the future and could cause the companies’ actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These risks, uncertainties and assumptions include, but are not limited to, risks, uncertainties and assumptions with respect to: our ability to access the unfunded portion of the investment from YA II PN, Ltd. (“Yorkville”), including our ability to successfully comply with the agreements related thereto and the absence of any termination event or any event of default; our ability to maintain relationships with creditors, suppliers, service providers, customers, employees and other third parties in light of the performance and credit risks associated with our constrained liquidity position and capital structure; our status as a foreign private issuer under the Securities Exchange Act of 1934; our ability to comply with OTCQB continuing standards, as well as our ability to have our shares admitted to trading on a stock exchange in the future; our ability to achieve our stated goals; our strategies, plan, objectives and goals, including, among others, the successful implementation and management of the pivot of our business to exclusively retroﬁtting and integrating our solar technology onto third party vehicles; our ability to raise the additional funding required beyond the investment from Yorkville to further develop and commercialize our solar technology and business as well as to continue as a going concern. For additional information concerning some of the risks, uncertainties and assumptions that could affect our forward - looking statements, please refer to our ﬁlings with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 20 - F, which are accessible on the SEC’s website at www.sec.gov and on our website at ir.sonomotors.com. Many of these risks and uncertainties relate to factors that are beyond our ability to control or estimate precisely, such as the actions of courts, regulatory authorities and other factors. Readers should therefore not place undue reliance on these statements, particularly not in connection with any contract or investment decision. Except as required by law, the Company assumes no obligation to update any such forward - looking statements. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third - party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward - looking information obtained from these sources are subject to the same qualiﬁcations and uncertainties as the other forward - looking statements in this presentation. This presentation is for informational purposes only and it does not represent an offer to sell or the solicitation of an offer to buy any of the Company’s shares. There will be no sale of shares in any jurisdiction in which one would be unlawful.

George O’Leary - Managing Director and CEO SONO GROUP N.V. MANAGEMENT 3 Background ● B.B.A. in Accounting (Honors), Siena College ● Early career: Peat Marwick Mitchell & Co. (KPMG) Strategic Leadership ● Vice President of Operations at Cablevision. $125M of business until sold to Time Warner ● CEO of Communication Resources Incorporated (CRI). Grew revenues from $5M to $40M in four years ● Founder of SKS Consulting: “Strong are the Kings of the Sea”

Sono Group – pioneer of solar - powered mobility technology COMPANY OVERVIEW ● HQ in Munich, Germany, incorporated in 2016 ● Management board and Supervisory board based in the U.S. Quoted on OTCQB under the symbol SEVCF since July 2024 Focus on integrating proprietary solar technology onto commercial vehicles Patent portfolio: 9 granted patents and over 30 pending patent applications 4

SONO GROUP NOW

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An end2end solar mobility solution for commercial vehicles

SOLAR PANELS	SOLAR CHARGE CONTROLLER	VEHICLE INTEGRATION	SOFTWARE & DATA ANALYTICS
			 Values are for demonstration purposes only Operating Modes: In service Total Energy Earnings 1052 kWh Monthly Average Energy Earnings 80.9 kWh Peak Energy Earnings 7.6 kWh Daily Average Energy Earnings 2.9 kWh Daily Average Usage PV System 11.2 hours
Lightweight, robust, flexible and highly efficient PV Modules customized and developed for commercial vehicle integration.	Solar charge controller (MCU) maximizes captured solar energy by zone, adapting to sunlight changes for peak efficiency for our solar kits	Vehicle specific integration solutions ensuring high automotive design standards for reliability & certification. Combined with professional in-house installation service.	Solar yield data analysis and visualization via customer dashboard for continuous system improvement. Data tools analyze solar yields, fuel savings, and carbon footprint

*** For our Solar Bus Kit with 16 solar panels our solar charge controller operates under 8 zones allowing for maximum efficiency**

Bridging Today’s Fleets to Tomorrow’s EV Future SOLAR IS THE BRIDGE 6 One solar solution ﬁts diesel, hybrid, or EV No major vehicle redesign needed. WORKS ACROSS ALL PLATFORMS IMMEDIATE OPERATIONAL IMPACT Delivers: (1) lower fuel/energy costs , (2) longer battery life, and (3) instant CO₂ reduction . EASY SCALABLE ADOPTION Lightweight solar panels + multi - zone controller install in 1 – 2 days : directly on factory/production lines or retroﬁts.

DIESEL AND E - BUSES, COACH BUSES CURRENT FOCUS 7 Product portfolio SONO’S BUSINESS CASE RECREATIONAL VEHICLES TRUCKS & VANS 1) TCO = Total Cost of Ownership. ● 16, 12 and 8 PV panel options ● Reducing fuel consumption ● Reducing TCO 1 ● Reducing CO 2 emissions ● 4, 2, and 1 PV panel options ● CO 2 neutral cooling enhancement ● Reducing TCO 1 ● Less dependency on charging infrastructure ● Off grid camping and energy independence ● Reducing CO 2 emissions ● Prolonging battery life ● Luxury mkt Class A motorhomes REFRIGERATION TRAILERS ● Reducing fuel consumption ● Reducing CO 2 emissions ● Prolonging battery life for refrigeration system and appliances

SONO PRODUCT PORTFOLIO How Our Solar Solution Works: Solar Bus Kit Example 8 SOLAR CHARGE CONTROLLER is connected to the 24V battery SOLAR PANELS harvest clean energy VEHICLE BATTERY (24V)* stores solar energy that has not been directly consumed TELEMATICS provide useful insights into the performance of the solution * Battery not supplied, no additional battery necessary

Sono Receives Prestigious Green Innovation Award AWARD - WINNING SOLUTION 9 ● In November 2024, Sono was honored with an Award for Green Innovation in Italy ● This prestigious award recognizes excellence in sustainable innovation within the transportation sector ● The IBE Intermobility and Bus Expo is a premier event dedicated to the future of intermobility, bringing together industry leaders to showcase advancements in collective and shared mobility

January 2025 - First National Type Certiﬁcation for a Solar Bus Kit in Germany SONO’S COMPETITIVE EDGE 10 ● Regulatory Breakthrough – Sono is the ﬁrst company in Germany to receive oﬃcial national type approval for its Solar Bus Kit, streamlining adoption for public transport ● Simpliﬁed Installation & Scalability – Bus operators can now integrate Sono’s solar solution without requiring individual case - by - case approvals ● Accelerating Market Adoption – This milestone removes regulatory barriers, opening the door for large - scale deployment across Europe THIS APPROVAL MARKS MAJOR ACHIEVEMENT IN SOLAR MOBILITY AND STRENGTHENS SONO’S COMPETITIVE POSITION

Mutual Distribution Agreement Under this agreement, Sono will distribute Merlin's advanced solar modules in Europe, while Merlin will offer Sono's proprietary solar charge controllers in its Mobile Power Solutions across North and South America In March 2025 Sono partnered with Merlin Solar Technologies to Expand Global Solar Solutions SONO SALES MODEL 11 Global Expansion This collaboration aims to expand the international footprint of both companies, reinforcing their roles as providers of comprehensive solar solutions for commercial mobility Enhanced Customer Offerings By combining their technologies, Sono and Merlin aim to provide more integrated and eﬃcient solar solutions to meet the evolving needs of the commercial transportation sector “BEST - IN - CLASS” CO - MARKETING PARTNERSHIP WITH MERLIN SOLAR PANELS AND OUR SOLAR CHARGE CONTROLLER AND INTEGRATION KNOW - HOW

SONO GROUP
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Strong Commercial Momentum Driving Q3–Q4 Expected Revenue Growth

PROVEN DEMAND ACROSS SECTORS

- Orders from **leading OEMs** in the commercial vehicle sector: 6 large OEMs
- **Diverse client base** including global leaders in refrigeration trailers, buses and trucking

BUILDING ON DELIVERED RESULTS

- Half-month July's revenue exceeds Q1 2025
- Existing framework agreements in place
- Ongoing discussions for larger deployments
- Average revenue per unit trending up to ~€8k in Q4
- Refrigeration units - 60%, buses - 40% for Q3 and Q4 expected revenue

HEALTHY RAMP IN EXPECTED VOLUME


Unit Orders
~50
~100+
Q3 '25
Q4 '25

ORDER BOOK SHOWING A COMPELLING COMMERCIAL TRAJECTORY

MANAGEMENT BOARD Combine US growth and entrepreneurship with German technology, innovation and know - how SONO GROUP Sono Group N.V. - Holding company - Incorporated in the Netherlands - Public (OTCQB: SEVCF ) Sono Motors GmbH - Operating company - Headquartered in Munich, Germany 100% ownership GEORGE O’LEARY Managing Director and CEO SUPERVISORY BOARD DAVID DODGE CHAIRMAN CHRIS SCHREIBER VICE CHAIRMAN MANAGING DIRECTORS Jan Schiermeister CEO Denis Azhar COO 13 OWEN MAY BOARD MEMBER

14 Our most valuable resource - our dedicated team SONO TEAM

● Building on our 2024 momentum, we’re focused on: ○ Advancing our OEM integration strategy ○ Expanding global partnerships ○ Expected revenue growth in Q3 and Q4 totalling ~€1M ● Pursuing an uplisting to a major national exchange: ○ In talks with Nasdaq and NYSE American ○ Improve visibility and enhance liquidity ○ Drive long - term value for shareholders ○ Create larger business opportunities – M&A 2025/2026 Outlook SONO GROUP 15

● The commercial vehicle market is looking for practical, cost - effective sustainability solutions today , not 5 or 15 years from now, as EV infrastructure still lags ● Uplisting prep with Nasdaq & NYSE American to boost liquidity & visibility, broaden investor base, open opportunities for M&A Ɣ WITH PROVEN TECHNOLOGY, ACCELERATING MARKET UPTAKE AND GROWING DEMAND, SONO STANDS AT THE FOREFRONT OF THE SOLAR TRANSITION ● Sono is one of a few companies offering solutions speciﬁcally built for commercial vehicles ● End - to - end solution: multi - zone controller + PV + analytics dashboard ● Diesel 䘟 , Hybrid 䘟 , EV ✓ : universal ﬁt, immediate CO₂ & cost beneﬁts MOMENTUM The Time for Solar Mobility Is Now SONO GROUP 16 ● From early - stage pilots to scaled commercial deployment : conﬁrmed orders from 6 global OEMs ● Unit volumes are expected to increase from 50 units in Q3 to 100+ in Q4 ● €8K avg price per order unit MARKET TIMING

● Solar is the largest and most affordable renewable energy source ● Solar bridges the gap between conventional vehicles of today and the electric vehicles of tomorrow as charging stations catch up to the EV demand ● Second half of 2025 revenue growth substantial reﬂecting signiﬁcant interest in large OEMs ● Our patent portfolio, data - driven dashboard and solar mobility know - how set us apart from our competition ● Sono Group N.V. is on track for a planned uplisting to a national exchange Key takeaways and closing SONO GROUP 17

SONO GROUP N.V. Waldmeisterstrasse 93 80935 Munich | Germany T +49 (0)89 45 205 818 E ir@sonomotors.com W sonomotors.com Netherlands Chamber of Commerce (Kamer van Koophandel) CCI 80683568 Managing Director: George O’Leary 10101 Lantana Road Unit N Lake Worth, FL 33449 T +1 (561) 955 - 0727 E George.oleary@sonogroupnv.com © Sono Motors 2024